Exhibit 10.8

AMENDMENT TO CREDIT AGREEMENT

This Amendment to Credit Agreement (this “Amendment”), dated as of May 19, 2009, is among SEMGROUP ENERGY PARTNERS, L.P., a Delaware limited partnership (the “Borrower”), the Guarantors (as defined in the Credit Agreement referred to below) party hereto (collectively, the “Guarantors”), WACHOVIA BANK, NATIONAL ASSOCIATION, as Administrative Agent (the “Administrative Agent”), L/C Issuer and Swing Line Lender under the Credit Agreement referred to below, and the Lenders (as defined below) signatory hereto.

R E C I T A L S:

A. The Borrower, the Administrative Agent and the Lenders that are parties thereto (the “Lenders”) entered into that certain Amended and Restated Credit Agreement dated as of February 20, 2008 (as amended, modified, supplemented and waived from time to time, the “Credit Agreement”).

B. The Borrower, the Administrative Agent and the Lenders party hereto have agreed to amend the Credit Agreement subject to and upon the terms and conditions set forth in this Amendment.

NOW, THEREFORE, the parties agree as follows:

1. Amendment to Section 2.05 of the Credit Agreement.  Section 2.05 of the Credit Agreement is hereby amended by adding the following new subsection (l) at the end of such Section:

(l)           Notwithstanding the foregoing and Section 2.13, if at any time any Revolver Lender’s percentage of the Outstanding Amount of Revolver Loans is less than such Lender’s Applicable Revolver Percentage, then all payments and prepayments of Revolver Loans shall be applied pro-rata only to the Revolver Loans of Revolver Lenders whose percentage of the Outstanding Amount of Revolver Loans exceeds such Lenders’ Applicable Revolver Percentage until such time as all Revolver Lenders’ percentage of the Outstanding Amount of Revolver Loans equals their respective Applicable Revolver Percentage.

2. Amendment to Section 2.08 of the Credit Agreement.  Section 2.08 of the Credit Agreement is hereby amended by adding the following subsection (d) at the end of such Section:

(d)           If any Lender shall become a Defaulting Lender, the Administrative Agent shall apply any payment of interest received from Borrower that is due to such Defaulting Lender by crediting such interest payment to the Defaulting Lender and then utilizing such payment to cure, or partially cure, such Lender’s default until such time as the Defaulting Lender is no longer a Defaulting Lender.

3. Amendment to Section 2.09 of the Credit Agreement.  Section 2.09 of the Credit Agreement is hereby amended by adding the following sentence to the end of subsection (d) thereof:

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Notwithstanding the foregoing or any provisions of this Agreement to the contrary, if and for so long as any Revolver Lender is a Defaulting Lender, the commitment fees otherwise payable to such Defaulting Lender pursuant to this Section 2.09(d) shall cease to accrue on the unfunded portion of the Revolver Commitment of such Defaulting Lender.

4. Conditions to Effectiveness.  This Amendment shall be effective on the date when and if each of the following conditions is satisfied:

(a) Execution and Delivery.  The Administrative Agent shall have received a counterpart of this Amendment executed and delivered by the Borrower, each of the Guarantors and the Required Lenders, provided that in the event that it is judicially determined that any provision of this Amendment required the consent of all of the Lenders and such Lenders did not approve this Amendment, then only such provision shall be ineffective and the balance of this Amendment, if approved by the Required Lenders, shall remain in full force and effect.

(b) No Default or Event of Default; Accuracy of Representations and Warranties.  The Borrower shall deliver to the Administrative Agent a certificate of a Responsible Officer certifying that, after giving effect to this Amendment, no Default or Event of Default shall exist and each of the representations and warranties made by the Borrower and the Guarantors herein and in or pursuant to the Credit Agreement and the other Loan Documents shall be true and correct in all material respects as if made on and as of the date on which this Amendment becomes effective, except to the extent such representations and warranties expressly relate to an earlier date.

(c) Consents and Approvals. All necessary consents and approvals to the amendment shall have been obtained.

(d) Expense Reimbursements.  The Borrower shall have paid all reasonable invoices presented to the Borrower for expense reimbursements (including reasonable attorneys’ and financial advisors’ fees and disbursements) due to the Administrative Agent and the Lenders in accordance with Section 10.04 of the Credit Agreement.

5. Confirmation of Credit Agreement and Security Documents.  Except as amended by this Amendment, all the provisions of the Credit Agreement remain in full force and effect from and after the date hereof, and each Loan Party hereby ratifies and confirms each Loan Document to which it is a party.  This Amendment shall be limited precisely as written and shall not, except as set forth herein, be deemed (a) to be a consent granted pursuant to, or a waiver or modification of, any other term or condition of the Credit Agreement or any of the instruments or agreements referred to therein or (b) to prejudice any right or rights which the Administrative Agent or the Lenders may now have or have in the future under or in connection with the Credit Agreement or any of the instruments or agreements referred to therein.  From and after the date hereof, all references in the Credit Agreement to “this Agreement”, “hereof”, “herein”, or similar terms, shall refer to the Credit Agreement as amended by this Amendment.  Each of the Borrower and the Guarantors also hereby ratifies and confirms that the Security Documents remain in full force and effect in accordance with their terms and are not impaired or affected by this Amendment.

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6. GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

7. Loan Document.  This Amendment shall constitute a Loan Document under the Credit Agreement, and all obligations included in this Amendment (including, without limitation, all obligations for the payment of principal, interest, fees and other amounts and expenses) shall constitute Obligations under the Credit Agreement and shall be secured by the Collateral.

8. Counterparts.  This Amendment may be signed in any number of counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.  Delivery of an executed signature page to this Amendment by facsimile transmission or electronic photocopy (e.g. a “.pdf”) shall be as effective as delivery of a manually signed counterpart.

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IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed as of the day and year first above written.

SEMGROUP ENERGY PARTNERS, L.P.

By: SemGroup Energy Partners GP, L.L.C.
       its General Partner

By: /s/ Michael J. Brochetti
Name: Michael J. Brochetti
Title:  Executive VP - Corporate Development & Treasurer

SemGroup Energy Partners Operating, L.L.C.

By: /s/ Michael J. Brochetti
Name: Michael J. Brochetti
Title:  Executive VP - Corporate Development & Treasurer

SemMaterials Energy Partners, L.L.C.

By: /s/ Michael J. Brochetti
Name: Michael J. Brochetti
Title:  Executive VP - Corporate Development & Treasurer

SemGroup Energy Partners, L.L.C.

By: /s/ Michael J. Brochetti
Name: Michael J. Brochetti
Title:  Executive VP - Corporate Development & Treasurer

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SemGroup Crude Storage, L.L.C.

By: /s/ Michael J. Brochetti
Name: Michael J. Brochetti
Title:  Executive VP - Corporate Development & Treasurer

SemPipe, L.P.
    By:  SemPipe, G.P., L.L.C., its General Partner

By: /s/ Michael J. Brochetti
Name: Michael J. Brochetti
Title:  Executive VP - Corporate Development & Treasurer

SemPipe, G.P., L.L.C.

By: /s/ Michael J. Brochetti
Name: Michael J. Brochetti
Title:  Executive VP - Corporate Development & Treasurer

SGLP Management, Inc.

By: /s/ Michael J. Brochetti
Name: Michael J. Brochetti
Title:  Executive VP - Corporate Development & Treasurer

SGLP Asphalt, L.L.C.

By: /s/ Michael J. Brochetti
Name: Michael J. Brochetti
Title:  Executive VP - Corporate Development & Treasurer

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Lenders:

Wachovia Bank, National Association,
    as L/C Issuer,
    Swing Line Lender and Lender

By: /s/ C Mark Hedrick_____________
Name: C. Mark Hedrick
Title:  Managing Director

ABN AMRO Bank N.V., as a Lender

By:_____________________________
Name:
Title:

Bank of America, N.A., as a Lender

By: /s/ John W. Woodiel III_________
Name: John W. Woodiel III
Title:  Senior Vice President

The Bank of Nova Scotia, as a Lender

By: /s/ Diane Emanuel______________
Name: Diane Emanuel
Title:  Director

Bank of Scotland PLC, as a Lender

By: /s/ Julia R. Franklin_______________
Name: Julia R. Franklin
Title:  Assistant Vice President

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Blue Ridge Investments LLC, as a Lender

By: /s/ John Hiebendahl_____________
Name: John Hiebendahl
Title:  VP; Controller

BMO Capital Markets Financing Inc., as a Lender

By:_____________________________
Name:
Title:

Calyon New York Branch, as a Lender

By: /s/ Anne G. Shean______________
Name: Anne G. Shean
Title:  Managing Director

By: /s/ Kathleen Sweeney___________
Name: Kathleen Sweeney
Title:  Managing Director

Citibank, N.A., as a Lender

By: /s/ John Mugno_________________
Name: John Mugno
Title:  Vice President

Fortis Capital Corporation, as a Lender

By:_____________________________
Name:
Title:

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Guaranty Bank and Trust Company, as a Lender

By: /s/ Gail J. Nofsinger_____________
Name: Gail J. Nofsinger
Title:  Senior Vice President

Halbis Distressed Opportunities Master Fund LTD, as a Lender

By:_____________________________
Name:
Title:

JPMorgan Chase Bank, N.A., as a Lender

By: /s/ Phillip D. Martin____________
Name: Phillip D. Martin
Title:  Senior Vice President

Lehman Brothers Commercial Bank, as a Lender

By:_____________________________
Name:
Title:

Lehman Commercial Paper, Inc., as a Lender

By:_____________________________
Name:
Title:

GE Business Financial Services, Inc., fka Merrill Lynch Business Financial Services, Inc., as a Lender

By:_____________________________
Name:
Title:

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GE Business Financial Services, Inc., fka Merrill Lynch Business Financial Services, Inc., as a Lender

By:_____________________________
Name:
Title:

One East Liquidity Master LP, as a Lender

By:_____________________________
Name:
Title:

One East Partners Master LP, as a Lender

By:_____________________________
Name:
Title:

Raymond James Bank FSB, as a Lender

By: /s/ Garrett McKinnon___________
Name: Garrett McKinnon
Title:  Senior Vice President

Royal Bank of Canada, as a Lender

By: /s/ Jason S. York      ____________
Name: Jason S. York
Title:  Authorized Signatory

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SunTrust Bank, N.A., as a Lender

By:_____________________________
Name:
Title:

UBS Loan Finance LLC, as a Lender

By: /s/ Marie A. Haddad____________
Name: Marie A. Haddad
Title:  Associate Director

By: /s/ Irja R. Otsa_________________
Name: Irja R. Otsa
Title:  Associate Director

Evergreen Core Plus Bond Fond, as a Lender

By:_____________________________
Name:
Title:

Evergreen High Income Fund, as a Lender

By:_____________________________
Name:
Title:
Evergreen High Income Sleeve, as a Lender

By:_____________________________
Name:
Title:

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Evergreen High Yield Bond Trust, as a Lender

By:_____________________________
Name:
Title:

Evergreen Income Advantage Fund, as a Lender

By:_____________________________
Name:
Title:

Evergreen Multi-Sector Income, as a Lender

By:_____________________________
Name:
Title:

Evergreen VA High Income Fund, as a Lender

By:_____________________________
Name:
Title:

Acknowledged:

Wachovia Bank, National Association,
    as Administrative Agent

By: /s/ C. Mark Hedrick_________
Name: C. Mark Hedrick
Title:  Managing Director